THE PRUDENTIAL SERIES FUND, INC.

                       SUPPLEMENT, DATED SEPTEMBER 7, 2000

                                       TO

                        PROSPECTUS, DATED APRIL 30, 2000

     The Prudential Series Fund's Equity Income Portfolio (the "Portfolio"), was formerly advised by the Prudential Investment Corporation ("PIC"), a Prudential subsidiary, d/b/a Prudential Global Asset Management. Effective September 7, 2000, Jennison Associates LLC ("Jennison"), also a Prudential subsidiary and a direct, wholly-owned subsidiary of PIC, will begin providing subadvisory services to the Portfolio. The portfolio managers for the Portfolio will be Thomas Kolefas and Bradley Goldberg. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation.

     Jennison is providing investment advisory services pursuant to an interim subadvisory contract. Shareholders will be asked to vote upon an ongoing subadvisory contract with Jennison at an upcoming special meeting of shareholders. More details on this ongoing subadvisory contract will be presented in a proxy statement that will be delivered to shareholders.